Insurance Program Liabilities	12 Months Ended
Jun. 27, 2015
Insurance [Abstract]
Insurance Program Liabilities

10.    Insurance Program Liabilities

The Company maintains high-deductible insurance programs covering portions of general and vehicle liability, workers’ compensation, and group medical insurance. The amounts in excess of the deductibles are fully insured by third-party insurance carriers, subject to certain limitations. A summary of the activity in all types of deductible liabilities appears below:

(In millions)
Balance at June 30, 2012	$69.5
Charged to costs and expenses	123.6
Payments	(114.9)

Net balance at June 29, 2013	78.2
Charged to costs and expenses	119.7
Payments	(115.1)

Net balance at June 28, 2014	82.8
Charged to costs and expenses	127.6
Payments	(126.4)

Net balance at June 27, 2015	$84.0